UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONSOLIDATED WATER CO. LTD.

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V70116-P27853 CONSOLIDATED WATER CO. LTD. REGATTA OFFICE PARK WINDWARD THREE, 4TH FLOOR, WEST BAY ROAD GRAND CAYMAN KY1-1102 CAYMAN ISLANDS CONSOLIDATED WATER CO. LTD. 2025 Annual General Meeting Vote by May 26, 2025 11:59 PM ET You invested in CONSOLIDATED WATER CO. LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material(s) for the shareholder meeting to be held on May 27, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Vote in Person at the Meeting* May 27, 2025 3:00 p.m. Cayman Islands Time (4:00 p.m. ET) The Westin Grand Cayman Seven Mile Beach Resort & Spa Seven Mile Beach Grand Cayman, Cayman Islands

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V70117-P27853 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The election of eight directors to the Board of Directors. For Nominees: 01) Linda Beidler-D’Aguilar 02) Brian E. Butler 03) Carson K. Ebanks 04) Clarence B. Flowers, Jr. 05) Frederick W. McTaggart 06) Wilmer F. Pergande 07) Leonard J. Sokolow 08) Raymond Whittaker 2. An advisory vote on executive compensation. For 3. The ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, at the remuneration to be determined by the Audit Committee of the Board of Directors. For NOTE: Such other business as may properly come before the meeting.